CTS Corporation 4th Quarter 2023 Earnings Call February 6, 2024

Forward-Looking Statements This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management’s expectations, certain assumptions, and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties, and other factors, which could cause CTS’ actual results, performance, or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: supply chain disruptions; changes in the economy generally, including inflationary and/or recessionary conditions, and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the potential impact U.S./China relations and the conflict between Russia and Ukraine may have on our business, results of operations and financial condition); the amount and timing of any share repurchases; and the effect of any cybersecurity incidents on our business. Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ most recent Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

$125M Revenue (12)% YoY 34.2% Adjusted Gross Margin1 (215) bps YoY $0.47 Adj. Earnings Per Share1 $(0.09) YoY Q4 2023 Financials Notes: All comparisons vs. same period in prior year unless otherwise noted. 1 Adj. Gross Margin and Adj. Earnings per Share are non-GAAP financial measures. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Q4 and Full-Year 2023 Financial Update $550M Revenue (6)% YoY 34.8% Adjusted Gross Margin1 (177) bps YoY $2.22 Adj. Earnings Per Share1 $(0.24) YoY Full Year 2023 Financials

Advancing Strategic Priorities While Navigating Near-Term Operating Challenges 2023 Highlights Strong traction with new customers and applications in Non-transportation end markets with tailwinds from macro-trends Industrial: efficient climate control, flow metering, machine health, nano-positioning, tunable optics Medical: diagnostic and therapeutic ultrasound, minimally invasive surgery, cardiac therapy  Aerospace & Defense – autonomous unmanned vehicles, secure communications, advanced sonography Momentum in Transportation end-market with new products Won first eBrake™ award with a major North American OEM Won significant accelerometer award with a major North American OEM Won a development award for motor position sensing Significant new EV awards Completed consolidation of Denmark facilities Mexico site consolidation on track for completion in first half of 2024

Diversifying Revenue into Attractive Non-transportation End Markets Industrial Aerospace & Defense Medical ($ Millions) ($ Millions) ($ Millions) Near-Term Softness as Customer Inventories Correct; Tailwinds from Megatrends Support Long-Term Strategy Key 4th Quarter Wins Note: The end market sales for 2022 and 2023 were adjusted by immaterial amounts to align the classification of certain customers in connection with our recent acquisitions with our enterprise-level end market information. Seismic Recorders Test & Measurement Industrial Printing Minimally Invasive Surgery Medical Diagnostics Health Monitoring Sonar Military Communications Gyroscopes RF Filters HVAC Medical Therapeutics

Continued Progress in Transportation ($ Millions) Revenue Total Booked Business ($ Billions) Chassis Height Sensor Accelerator Modules Brake Position Sensor Belt Tension Sensor Seat Track Position Sensor Seat Belt Buckle Switch Sensor 95% of existing light vehicle portfolio transitions to EVs New products expand future content per vehicle1 Significant Growth Opportunity from Electrification Won first awards for eBrake™ and Accelerometer Won development award for Motor Position Sensor Content Per Vehicle Grows to >2x With EV-Focused New Products AC Motor Current Sensor AC Motor Position Sensor eBrake™ Drive-Pad ™ First Award Secured Secured Awards Development Award Won In Development 1 Multiple patent applications pending on eBrake TM and Drive-Pad TM products

$2.35 $2.10 Notes:  1 CAGR based on mid point of 2024 guidance 2 Adjusted Diluted EPS is a non-GAAP financial measure. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. FY 2024 Guidance Revenue ($ Millions) Adjusted Diluted EPS 2 $530 $570 2020-2024 CAGR 7% 1 Stable medical & aerospace/defense end markets Softness in industrial and distribution end market expected to continue into 1st half of 2024 Softness in commercial vehicle related sales in 2024  Light vehicle market 2024 forecasts - NA 15.5-16M, China 28M, Europe 17M units, predicted slightly below 2023 Tax rate expected to be in the range of 20-23% excluding discrete items Key Outlook Assumptions 2020-2024 CAGR 19% 1

4th Quarter Financial Results

Notes: All comparisons vs. same period in prior year unless otherwise noted. 1 Adj. Diluted EPS, Adj. Gross Margin and Adj. EBITDA Margin are non-GAAP financial measures. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Revenue down 12% vs. Q4 2022 Transportation revenue down 3% Softening commercial vehicle demand Non-transportation revenue down 22% Continued softness in industrial, distribution Adjusted Gross Margin down 215 bps Unfavorable volume and end-market mix impact FX impact $0.9 million unfavorable Continued focus on operating expenses Prudent cost measures in challenging market conditions Continued focus on growth investments Incentive compensation reserve release Net Income $14.9 $15.3 Diluted EPS $0.47 $0.49 Adj. Diluted EPS1 $0.56 $0.47 Adj. Gross Margin1 36.3% 34.2% Adj. EBITDA Margin1 22.9% 22.1% Revenue Q4 2023 Financial Summary Results ($ Millions, except percentages and per share amounts) Highlights

Revenue Notes: All comparisons vs. same period in prior year unless otherwise noted. 1 Adj. Diluted EPS, Adj. Gross Margin and Adj. EBITDA Margin are non-GAAP financial measures. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Revenue down 6% vs. 2022 Transportation revenue down 1% Softening commercial vehicle demand in Q4 2023 Non-transportation revenue down 12% Continued softness in industrial, distribution Adjusted Gross Margin down 177 bps Unfavorable volume and end-market mix impact FX impact $6.2 million unfavorable Continued focus on operating expenses Prudent cost measures in challenging market conditions Continued focus on growth investments Net Income $59.6 $60.5 Diluted EPS $1.85 $1.92 Adj. Diluted EPS1 $2.46 $2.22 Adj. Gross Margin1 36.5% 34.8% Adj. EBITDA Margin1 22.8% 21.9% Full-Year 2023 Financial Summary Results ($ Millions, except percentages and per share amounts) Highlights

Cash and Debt2 $46M Cash Returned to Shareholders in FY 20234 $74M FY 2023 Free Cash Flow3 Strong Balance Sheet Solid Foundation for Strategic M&A $15M FY 2023 Capital Expenditures Borrowed Total Facility Operating Cash Flow1 Prioritizing strong cash flow generation ($ Millions) ($ Millions) Notes:  1 2022 results include $27m related to the termination of the U.S. pension plan 2 Cash and Debt balance as of December 31, 2023 3 Free Cash Flow is a non-GAAP financial measure. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. 4 Cash Returned to Shareholders consists of share repurchases & dividends.

Q & A

Appendix

Non-GAAP Financial Measures From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS believes that the non-GAAP financial measures presented are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. Non-GAAP measures should not be used by investors or third parties as the sole basis for formulating investment decisions, as they may exclude a number of important cash and non-cash recurring items. CTS has presented these non-GAAP financial measures as it believes that the presentation of its financial results that exclude (1) restructuring charges; (2) restructuring-related charges; (3) environmental charges; (4) acquisition-related costs; (5) inventory fair value step-up costs; (6) foreign exchange (gains) losses; (7) non-cash pension expenses (income); and (8) certain discrete tax items are useful and assist in comparing CTS’ current operating results with past periods and with the operational performance of other companies in its industry. Included below is a description of the expenses that CTS has determined are not normal, recurring cash operating expenses necessary to operate its business and the rationale for why providing financial measures for its business with such expenses excluded or adjusted is useful to investors as a supplement to the U.S. GAAP measures.  Restructuring charges – costs primarily relating to workforce reduction costs, building and equipment relocation costs, asset impairment charges and other facility closure costs in connection with our continued optimization of our organization. Restructuring-related charges – costs related to restructuring actions that do not qualify as direct restructuring charges under US GAAP. These include duplicative expenses incurred due to the plant consolidation related transition activities such as excess rent, utilities, personnel related and other costs prior to start of production at the new location.  Environmental charges – costs associated with our non-operating facilities that are unrelated to ongoing operations. Currently, none of these costs and accruals relate to sites that provide revenue generating activities for the Company. Acquisition-related costs – diligence and transaction costs related to acquisitions including related contingent earnout adjustments. Inventory fair value step-up costs – purchase accounting-related inventory costs from acquisitions. Foreign exchange (gains) losses – remeasurement income and expenses for non-U.S. subsidiaries with the U.S. dollar as the functional currency. Non-cash pension expenses (income) – pension income and expenses relating to the non-operating U.S. pension and post-retirement life insurance plans, including historical plan settlement activities. Discrete tax items – non-recurring, infrequent, or unusual tax adjustments (e.g., valuation allowances, uncertain tax position changes, unremitted assertion changes and discrete impacts associated with pre-tax non-GAAP items or due to tax law changes, etc.). At times, the reconciliations below have been intentionally rounded to the nearest thousand, or $0.01 for EPS figures, and, therefore, may not sum. CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition-related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

Regulation G Schedules ($ Millions, except percentages) Adjusted Gross Margin Three Months Ended December 31, Twelve Months Ended December 31, 2023 2022 2023 2022 2021 Gross margin $ 42.1 $ 51.0 $ 190.9 $ 210.5 $ 184.6 Net sales   $ 124.7   $ 142.3   $ 550.4   $ 586.9   $ 512.9 Gross margin as a % of net sales 33.7% 35.8% 34.7% 35.9% 36.0% Adjustments to reported gross margin: Restructuring related charges (b) 0.6 — 0.6 — — Inventory fair value step-up (b) — 0.7 — 4.0 — Adjusted gross margin   $ 42.6   $ 51.7   $ 191.4   $ 214.5   $ 184.6   Adjusted gross margin as a % of net sales   34.2%   36.3%   34.8%   36.5%   36.0%

Three Months Ended December 31, Twelve Months Ended December 31, 2023 2022 2023 2022 2021 Operating earnings $ 16.3 $ 21.6 $ 75.1 $ 93.0 $ 76.5 Net sales $ 124.7 $ 142.3 $ 550.4 $ 586.9 $ 512.9 Operating earnings as a % of net sales 13.0% 15.2% 13.6% 15.8% 14.9% Adjustments to reported operating earnings: Restructuring charges (c) 1.0 0.5 7.1 1.9 1.7 Restructuring related charges (b) 0.6 — 0.6 — — Environmental charges (a) 0.4 1.0 3.5 2.8 2.3 Acquisition-related costs (a) 0.2 — 0.4 0.8 — Inventory fair value step-up (b) — 0.7 — 4.0 — Total adjustments to reported operating earnings $ 2.2 $ 2.2 $ 11.5 $ 9.5 $ 3.9 Adjusted operating earnings $ 18.4 $ 23.8 $ 86.6 $ 102.5 $ 80.4 Adjusted operating earnings as a % of net sales 14.8% 16.7% 15.7% 17.5% 15.7% Regulation G Schedules ($ Millions, except percentages) Adjusted Operating Earnings

Regulation G Schedules ($ Millions, except percentages) Adjusted EBITDA Margin Three Months Ended December 31, Twelve Months Ended December 31, 2023 2022 2023 2022 2021 Net earnings (loss) $ 15.3 $ 14.9 $ 60.5 $ 59.6 $ (41.9) Net sales $ 124.7 $ 142.3 $ 550.4 $ 586.9 $ 512.9 Net earnings (loss) margin 12.3% 10.5% 11.0% 10.2% -8.2% Depreciation and amortization expense 7.3 8.0 28.7 29.8 26.9 Interest expense 0.8 0.7 3.3 2.2 2.1 Tax expense (benefit) 2.3 5.8 14.6 21.2 (19.0) EBITDA 25.7 29.5 107.2 112.7 (31.8) Adjustments to EBITDA: Restructuring charges (c) 1.0 0.5 7.1 1.9 1.7 Restructuring related charges (b) 0.6 — 0.6 — — Environmental charges (a) 0.4 1.0 3.5 2.8 2.3 Acquisition-related costs (a) 0.2 — 0.4 2.5 — Inventory fair value step-up (b) — 0.7 — 4.0 — Non-cash pension and related expense (d) — — — 4.8 132.4 Foreign currency (gain) loss (d) (0.3) 0.9 2.0 4.9 3.3 Total adjustments to EBITDA 1.8 3.1 13.5 20.9 139.7 Adjusted EBITDA $ 27.6 $ 32.6 $ 120.7 $ 133.6 $ 107.9 Adjusted EBITDA Margin 22.1% 22.9% 21.9% 22.8% 21.0%

Regulation G Schedules ($ Millions, except percentages and per share amounts) Adjusted Net Earnings and Adjusted Diluted Earnings Per Share Three Months Ended December 31, 2023 2023 2022 2022 Per share Per share Net earnings (A)  $                      15.3   $                      0.49   $                      14.9   $                      0.47  Adjustments to reported net earnings: Restructuring charges (c)   1.0    0.03    0.5    0.01  Restructuring related charges (a)   0.6    0.02    —    —  Environmental charges (a)   0.4    0.01    1.0    0.03  Acquisition-related costs (a)   0.2    0.01    —    —  Inventory fair value step-up (b)   —    —    0.7    0.02  Foreign currency (gain) loss (d)   (0.3)   (0.01)   0.9    0.03  Total pretax adjustments to reported net earnings  $                        1.8   $                      0.06   $                        3.1   $                      0.10  Income tax effect of above adjustments (f)   (0.8)   (0.03)   (0.4)   (0.01) Total adjustments, tax affected (f) (B)  $                        1.0   $                      0.03   $                        2.6   $                      0.08     Tax adjustments: Other discrete tax items (e)   (1.6)   (0.05)   0.2    0.01  Total tax adjustments (C)  $                       (1.6)  $                    (0.05)  $                        0.2   $                      0.01  Adjusted net earnings (A+B+C) and Adjusted net earnings per share  $                      14.7                           0.47   $                      17.8                           0.56          Net sales  $                    124.7   $                    142.3  Net earnings as a % of net sales 12.3% 10.5% Adjusted net earnings as a % of net sales  11.8% 12.5%

Regulation G Schedules

Adjusted Net Earnings and Adjusted Diluted Earnings Per Share

($ Millions, except percentages and per share amounts)

	Twelve Months Ended December 31,							
	2023	2023	2022	2022	2021	2021	2020	2020
		Per share		Per share		Per share		Per share
Net earnings (loss) (A)	$ 60.5	$ 1.92	$ 59.6	$ 1.85	$ (41.9)	$ (1.30)	$ 34.7	$ 1.06
Adjustments to reported net earnings (loss):								
Restructuring charges (c)	7.1	0.22	1.9	0.06	1.7	0.06	1.8	0.06
Restructuring related charges (a)	0.6	0.02	—	—	—	—	—	—
Environmental charges (a)	3.5	0.11	2.8	0.09	2.3	0.07	2.8	0.08
Acquisition-related costs (a)	0.4	0.01	2.5	0.08	—	—	0.3	0.01
Inventory fair value step-up (b)	—	—	4.0	0.12	—	—	—	—
Non-cash pension and related expense (d)	—	—	4.8	0.15	132.4	4.10	2.5	0.08
Foreign currency loss (d)	2.0	0.06	4.9	0.15	3.3	0.10	(5.3)	(0.16)
Total pretax adjustments to reported net earnings (loss)	$ 13.5	$ 0.42	$ 20.9	$ 0.65	$ 139.7	$ 4.33	$ 2.1	$ 0.07
Income tax effect of above adjustments (f)	(2.4)	(0.07)	(1.6)	(0.05)	(31.1)	(0.99)	(1.7)	(0.05)
Total adjustments, tax affected (f) **(B)**	$ 11.1	$ 0.35	$ 19.3	$ 0.60	$ 108.6	$ 3.34	$ 0.4	$ 0.02
Tax adjustments:								
Increase in valuation allowances (e)	—	—	—	—	0.9	0.0	0.2	0.01
Other discrete tax items (e)	(1.6)	(0.05)	0.2	0.01	(4.7)	(0.14)	1.2	0.03
Total tax adjustments **(C)**	$ (1.6)	$ (0.05)	$ 0.2	$ 0.01	$ (3.8)	$ (0.11)	$ 1.4	$ 0.04
Adjusted net earnings (A+B+C) and Adjusted Net Earnings Per Share	$ 70.0	2.22	$ 79.1	2.46	$ 63.0	1.93	$ 36.5	1.12
Net sales	$ 550.4		$ 586.9		$ 512.9		$ 424.1	
Net earnings (loss) as a % of net sales	**11.0%**		**10.2%**		**-8.2%**		**8.2%**	
Adjusted net earnings as a % of net sales	**12.7%**		**13.5%**		**12.3%**		**8.6%**	

NOTE: CTS believes that adjusted gross margin, adjusted operating earnings, adjusted EBITDA margin, adjusted net earnings and adjusted diluted earnings per share provide useful information to investors regarding its operational performance because they enhance an investor's overall understanding of CTS' core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS' fundamental business operations (such as those items noted above in the paragraph titled "Non-GAAP Financial Measures") or were not part of CTS' business operations during a comparable period.

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Reflected in selling, general and administrative and other (expense) income, net. Reflected in cost of goods sold. Reflected in restructuring charges. Reflected in other (expense) income, net. Reflected in income tax expense (income). For 2020, the discrete tax items relate to items we deemed outside normal cash-generating operations including, $0.9 million from our change in permeant reinvestment of earnings associated with Taiwan, $0.8 million of restructuring related discrete tax impacts, partially offset by $0.5 million of discrete tax benefits from net FIN48 reserve adjustments. For 2021, the discrete tax items relate to items we deemed outside normal cash-generating operations including, $5.4 million of a stranded tax benefit from the U.S. Pension termination offset by $0.7 million of tax expense from tax costs associated with a one-time internal cash movement, and $0.9 million related to the addition of a valuation allowance for a foreign subsidiary. For 2022, the discrete tax items relate to the net impact to tax expense of expired R&D credits, including the release of associated reserves. For 2023, discrete tax items include adjusting for tax benefits resulting from $0.6 million for research and development tax credits from prior years, $0.8 million in foreign tax credits related to prior years from a 2023 tax law change, as well as $0.2 million  from the release of uncertain tax benefits. We determine the tax effect of non-GAAP adjustments by considering the tax laws and statutory income tax rates applicable in the tax jurisdictions of the underlying non-GAAP adjustments. For all periods presented, we applied the statutory income tax rates to the taxable portion of all of our adjustments. Our acquisition costs and foreign currency gains and losses included in our non-GAAP adjustments were not deductible for income tax purposes; therefore, no statutory income tax rate was applied to such costs. Regulation G Schedules

Regulation G Schedules

Free Cash Flow

($ Millions, except percentages)

	Three Months Ended December 31,		Twelve Months Ended December 31,		
	2023	2022	2023	2022	2021
Net cash provided by operating activities	$ 32.1	$ 25.5	$ 88.8	$ 121.2	$ 86.1
Capital expenditures	(3.5)	(5.1)	(14.7)	(14.3)	(15.6)
Free cash flow	**$ 28.6**	**$ 20.4**	**$ 74.1**	**$ 106.9**	**$ 70.5**
Operating cash flow as a percentage of net earnings	209%	170%	147%	203%	-206%
Free cash flow as a percentage of adjusted net earnings	195%	115%	106%	135%	112%

NOTE: CTS believes the controllable working capital ratio is a useful measure because it provides an objective measure of the efficiency with which CTS manages its short-term capital needs.

Controllable Working Capital

($ Millions, except percentages)

	December 31,		
	2023	2022	2021
Net accounts receivable	$ 78.6	$ 90.9	$ 82.2
Net inventory	$ 60.0	$ 62.3	$ 49.5
Accounts payable	$ (43.5)	$ (53.2)	$ (55.5)
Controllable working capital	$ 95.1	$ 100.0	$ 76.2
Quarter sales	$ 124.7	$ 142.3	$ 132.5
Multiplied by 4	4	4	4
Annualized sales	$ 498.8	$ 569.1	$ 530.0
Controllable working capital as a % of annualized sales	**19.1%**	**17.6%**	**14.4%**

NOTE: CTS believes that free cash flow is a useful measure because it demonstrates the company’s ability to generate cash. Free cash flow is a non-GAAP measure and should be considered in addition to, but not as a substitute for, information contained in the company's condensed consolidated statement of cash flows as a measure of liquidity.

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